Exhibit 99.1

ESTIMATED RESERVES
AND FUTURE NET REVENUE
OIL AND GAS PROPERTIES
MOUNTAINEER STATE ENERGY INC.

MASTER INDEX

LETTER

LEE KEELING AND ASSOCIATES, INC.

PETROLEUM CONSULTANTS

First Place Tower
15 East Fifth Street • Suite 3500
Tulsa, Oklahoma 74103-4350
(918) 587-5521 • Fax: (918) 587-2881

March 23, 2010

New Concept Energy, Inc.
1755 Wittington Place, Suite 340
Dallas, Texas 75234

Attn: Mr. Gene Bertcher
Chief Executive Officer

Re: Estimated Reserves and Future Net Revenue
Proved Producing and Undeveloped Reserves
Oil and Gas Properties Owned by
Mountaineer State Energy Inc.

Gentlemen:

In accordance with your request, we have prepared an estimate of net proved producing, non-producing, and undeveloped reserves and the future net revenue to be realized from the interests owned by Mountaineer State Energy Inc. (Mountaineer) in oil and gas properties located in the states of Ohio and West Virginia. Our estimate includes all of Mountaineer's net reserves. The effective date of this estimate is December 31, 2009, and the results are summarized as follows:

RESERVE CLASSIFICATION	ESTIMATED REMAINING NET RESERVES Oil (BBLS)	Gas (MCF)	FUTURE NET REVENUE TOTAL ($)	Present Worth Disc. @ 10% ($)
Proved Developed				
Producing	19,291	2,466,819	9,068,912	4,473,309
Non-Producing	-	400,194	1,568,819	247,666
Sub-Total	19,291	2,867,013	10,637,731	4,720,975
Proved Undeveloped				
Primary	-	4,694,375	15,521,462	6,650,898
Total All Reserves	19,291	7,561,388	26,159,193	11,371,873

Note: Totals may not agree with schedules due to roundoff.

Future net revenue is the amount, exclusive of state and federal income taxes, which will accrue to the subject interests from continued operation of the properties to depletion. It should not be construed as a fair market or trading value.

No attempt has been made to determine whether the wells and facilities are in compliance with various governmental regulations, nor have costs been included in the event they are not.

This report consists of various summaries. Schedule No. 1 presents summary forecasts by reserve type of annual gross and net production, severance and ad valorem taxes, operating income and net revenue. Schedule No. 2 is a sequential listing of the forecast entities based on discounted future net revenue. A one-line alphabetical listing of the forecast entities is presented on Schedule No. 3. Supplemental data includes the individual cash flows for the various entities. These are accompanied by production decline curves that show our projections of future producing rates.

BACKGROUND

This estimate is concerned with approximately 215 gas wells of which 122 were selling gas on the effective date. These wells are located in two Ohio counties, Athens and Meigs, and the three West Virginia counties of Calhoun, Jackson and Roane. Composite production decline curves have been prepared of gas production (sales) for each of the five counties. These composite decline curves are the "forecast entities" referred to in the preceding paragraphs.

CLASSIFICATION OF RESERVES

Reserves assigned to the various wells have been classified as "proved developed" and "proved undeveloped" in accordance with the definitions of the proved reserves as promulgated by the Securities and Exchange Commission (SEC). These are as follows:

Proved Developed Oil and Gas Reserves are reserves that can be recovered with reasonable certainty through existing wells with existing equipment and operating methods. Additional oil and gas to be recovered through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

Proved Undeveloped Oil and Gas Reserves are reserves to be recovered with reasonable certainty from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

Proved Developed Oil and Gas Reserves attributed to the subject leases have been further classified as "proved developed producing," and "proved developed non-producing."

Proved Developed Producing Reserves are those reserves to be recovered with reasonable certainty from currently producing zones under continuation of present operating methods.

Proved Developed Non-Producing Reserves are those reserves to be recovered with reasonable certainty from zones that have been completed and tested but are not yet producing due to situations including, but not limited to, lack of market, minor completion problems that are expected to be corrected, or reserves to be recovered from future stimulation treatments with reasonable certainty based on analogy to nearby wells.

ESTIMATION OF RESERVES

All of Mountaineer's active wells have been producing for a considerable length of time and all have well-defined production declining trends. Reserves attributable to these wells were based upon extrapolation of these decline trends to an economic limit.

Reserves anticipated from workovers and/or undeveloped locations were based upon analogy with nearby wells which are producing from the same horizons in the respective areas.

Our estimate of reserves used all methods and procedures considered necessary, under the circumstances, to prepare this report.

FUTURE NET REVENUE

Oil and Gas Income

Income from the recovery and sale of the estimated gas reserves was based on the average of prices received on the first day of each month in 2009 as provided by the staff of Mountaineer. Gas was being sold in both Ohio and West Virginia under two contracts, and the weighted average prices in each state were used, $6.319 per MCF in Ohio and $6.547 per MCF for gas sold in West Virginia. These prices were held constant, but provisions were made for state severance and ad valorem taxes.

Income from oil sales was also based on the average of prices received the first day of each month in 2009. This price supplied by Mountaineer was $55.97 per barrel and held constant with provisions for state severance and ad valorem taxes.

Projected produced gas volumes from West Virginia wells were reduced to sales volumes based on actual shrinkage data as provided by Mountaineer.

Operating Expenses

Anticipated monthly expenses were based on actual expenses incurred in 2009 as supplied by Mountaineer. Expenses were not escalated but held constant for the various recovery periods

Future Expenses

As provided by Mountaineer, provisions have been made for future expenses required for workovers, drilling, and completion of wells drilled to capture the proved undeveloped reserves. These costs have been held constant from current estimates.

GENERAL

The assumptions, data, methods and procedures used are appropriate for the purpose served by the report.

Information upon which this estimate of net reserves and future net revenue has been based was furnished by the staff of Mountaineer or was obtained by us from outside sources we consider to be reliable. This information is assumed to be correct. No attempt has been made to verify title or ownership of the subject properties. Wells were not inspected by a representative of this firm, nor were they tested under our supervision; however, the performance of the majority of the wells was discussed with the employees of Mountaineer.

This report has been prepared utilizing methods and procedures regularly used by petroleum engineers to estimate oil and gas reserves for properties of this type and character. The recovery of oil and gas reserves and projection of producing rates are dependent upon many variable factors including, prudent operation, compression of gas when needed, market demand, installation of lifting equipment, and remedial work when required. The reserves included in this report have been based upon the assumption that the wells will be operated in a prudent manner under the same conditions existing on the effective date. Actual production results and future well data may yield additional facts, not presently available to us, which may require an adjustment to our estimates.

You should be aware that state regulatory authorities could, in the future, change the allocation of reserves allowed to be produced from a particular well in any reservoir, thereby altering the material premise upon which our reserve estimate may be based.

The projection of cash flow has been made assuming constant prices. There is no assurance that prices will not vary. For this reason and those listed in the previous paragraph, the future net cash from the sale of production from the subject properties may vary from the estimates contained in this report.

The information developed during the course of this investigation, basic data, maps and worksheets showing recovery determinations are available for inspection in our office.

We appreciate this opportunity to be of service to you.

Very truly yours,

Lee Keeling and Associates, Inc.

LEE KEELING AND ASSOCIATES, INC.

LKA6993

Schedule 1

ESTIMATED RESERVES AND FUTURE NE
MOUNTAINEER STATE ENERGY INC.
OIL AND GAS PROPERTIES
IN OHIO AND WEST VIRGINIA
ALL RESERVES

DATE : 03/23/2010
TIME : 15:47:29
DBS : Mountain Energy
SETTINGS : SETDATA
SCENARIO : CESMITH09-SEC

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 12/31/2009

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2010	3.652	376.004	3.195	318.690	55.970	6.437	178.850	2051.454	2230.304
12-2011	3.322	631.303	2.907	543.759	55.970	6.437	162.691	3500.010	3662.700
12-2012	2.131	839.098	1.865	727.325	55.970	6.427	104.370	4674.592	4778.962
12-2013	0.766	964.523	0.670	838.655	55.970	6.422	37.505	5386.004	5423.510
12-2014	0.725	923.013	0.634	803.184	55.970	6.401	35.488	5141.124	5176.612
12-2015	0.669	684.671	0.585	596.425	55.970	6.376	32.765	3802.701	3835.466
12-2016	0.615	481.153	0.538	420.086	55.970	6.352	30.133	2668.205	2698.338
12-2017	0.591	374.508	0.517	326.808	55.970	6.329	28.927	2068.266	2097.194
12-2018	0.567	328.874	0.496	286.914	55.970	6.324	27.770	1814.366	1842.136
12-2019	0.544	301.152	0.476	262.691	55.970	6.324	26.660	1661.248	1687.907
12-2020	0.523	279.017	0.457	243.356	55.970	6.324	25.593	1539.016	1564.610
12-2021	0.502	260.633	0.439	227.301	55.970	6.324	24.569	1437.519	1462.088
12-2022	0.482	244.933	0.421	213.594	55.970	6.324	23.587	1350.855	1374.442
12-2023	0.462	225.980	0.405	197.615	55.970	6.320	22.643	1248.917	1271.560
12-2024	0.444	213.037	0.388	186.408	55.970	6.319	21.737	1177.910	1199.647
S TOT	15.994	7127.898	13.995	6192.812	55.970	6.382	783.289	39522.184	40305.480
AFTER	6.053	1564.088	5.296	1368.577	55.970	6.319	296.427	8648.038	8944.463
TOTAL	22.047	8691.986	19.291	7561.389	55.970	6.371	1079.716	48170.223	49249.945

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2010	0.000	33.877	499.728	0.000	0.000	1898.000	-201.301	-201.301	-203.773
12-2011	0.000	29.462	518.878	0.000	0.000	3054.000	60.360	-140.941	-175.951
12-2012	0.000	22.736	491.218	0.000	0.000	3093.000	1172.008	1031.067	714.453
12-2013	0.000	15.716	434.304	0.000	0.000	2943.000	2030.490	3061.557	2143.618
12-2014	0.000	13.584	455.154	0.000	0.000	2601.000	2106.875	5168.432	3504.915
12-2015	0.000	9.261	411.834	0.000	0.000	0.000	3414.372	8582.803	5533.990
12-2016	0.000	5.058	337.266	0.000	0.000	0.000	2356.013	10938.816	6805.718
12-2017	0.000	4.850	334.266	0.000	0.000	0.000	1758.077	12696.893	7668.050
12-2018	0.000	4.651	333.516	0.000	0.000	0.000	1503.970	14200.863	8337.875
12-2019	0.000	4.460	333.516	0.000	0.000	0.000	1349.932	15550.795	8884.375
12-2020	0.000	4.276	333.516	0.000	0.000	0.000	1226.817	16777.611	9335.847
12-2021	0.000	4.101	333.516	0.000	0.000	0.000	1124.472	17902.084	9712.015
12-2022	0.000	3.932	333.516	0.000	0.000	0.000	1036.994	18939.078	10027.370
12-2023	0.000	2.451	308.036	0.000	0.000	0.000	961.074	19900.152	10293.057
12-2024	0.000	2.090	302.940	0.000	0.000	0.000	894.617	20794.770	10517.883
S TOT	0.000	160.504	5761.204	0.000	0.000	13589.000	20794.770	20794.770	10517.883
AFTER	0.000	23.252	3556.790	0.000	0.000	0.000	5364.421	26159.191	11371.874
TOTAL	0.000	183.756	9317.994	0.000	0.000	13589.000	26159.191	26159.191	11371.874

	OIL	GAS
GROSS WELLS	0.0	184.0
GROSS ULT., MB & MMF	43.062	18274.988
GROSS CUM., MB & MMF	21.015	9583.000
GROSS RES., MB & MMF	22.047	8691.988
NET RES., MB & MMF	19.291	7561.390
NET REVENUE, M$	1079.716	48170.234
INITIAL PRICE, $	55.970	6.407
INITIAL N.I., PCT.	87.500	87.500

LIFE, YRS.	50.00
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	2.12
DISCOUNTED PAYOUT, YRS.	2.20
UNDISCOUNTED NET/INVEST.	2.93
DISCOUNTED NET/INVEST.	2.06
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	100.000

P.W. %	P.W., M$
5.00	16559.016
9.00	12199.376
15.00	8236.707
20.00	6193.833
25.00	4787.898
30.00	3779.367
40.00	2464.050
60.00	1167.698
80.00	587.711
100.00	288.722

ESTIMATED RESERVES AND FUTURE NE
MOUNTAINEER STATE ENERGY INC.
OIL AND GAS PROPERTIES
IN OHIO AND WEST VIRGINIA
PROVED DEVELOPED PRODUCING RESERVES

DATE : 03/23/2010
TIME : 15:47:27
DBS : Mountain Energy
SETTINGS : SETDATA
SCENARIO : CESMITH09-SEC

R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 12/31/2009

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$-----	NET GAS SALES -----M$-----	TOTAL NET SALES -----M$-----
12-2010	3.652	229.829	3.195	190.787	55.970	6.406	178.850	1222.108	1400.958
12-2011	3.322	208.984	2.907	174.230	55.970	6.398	162.691	1114.788	1277.479
12-2012	2.131	187.778	1.865	157.420	55.970	6.389	104.370	1005.770	1110.140
12-2013	0.766	168.275	0.670	141.938	55.970	6.379	37.505	905.398	942.903
12-2014	0.725	155.678	0.634	131.767	55.970	6.373	35.488	839.765	875.254
12-2015	0.669	134.664	0.585	115.168	55.970	6.356	32.765	732.009	764.774
12-2016	0.615	114.284	0.538	99.076	55.970	6.334	30.133	627.533	657.666
12-2017	0.591	109.713	0.517	95.113	55.970	6.334	28.927	602.432	631.359
12-2018	0.567	105.325	0.496	91.308	55.970	6.334	27.770	578.335	606.105
12-2019	0.544	101.112	0.476	87.656	55.970	6.334	26.660	555.201	581.861
12-2020	0.523	97.067	0.457	84.150	55.970	6.334	25.593	532.993	558.586
12-2021	0.502	93.184	0.439	80.784	55.970	6.334	24.569	511.674	536.243
12-2022	0.482	89.457	0.421	77.552	55.970	6.334	23.587	491.207	514.793
12-2023	0.462	80.612	0.405	70.418	55.970	6.322	22.643	445.160	467.803
12-2024	0.444	76.356	0.388	66.811	55.970	6.319	21.737	422.181	443.918
S TOT	15.994	1952.318	13.995	1664.179	55.970	6.361	783.289	10586.555	11369.841
AFTER	6.053	917.304	5.296	802.640	55.970	6.319	296.427	5071.887	5368.313
TOTAL	22.047	2869.622	19.291	2466.819	55.970	6.348	1079.716	15658.442	16738.154

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2010	0.000	33.767	494.628	0.000	0.000	0.000	872.563	872.563	833.230
12-2011	0.000	29.044	494.628	0.000	0.000	0.000	753.806	1626.369	1487.616
12-2012	0.000	22.071	435.868	0.000	0.000	0.000	652.201	2278.570	2002.298
12-2013	0.000	15.046	353.604	0.000	0.000	0.000	574.253	2852.823	2414.215
12-2014	0.000	12.948	353.604	0.000	0.000	0.000	508.702	3361.525	2745.935
12-2015	0.000	8.656	302.484	0.000	0.000	0.000	453.634	3815.159	3014.802
12-2016	0.000	4.484	230.916	0.000	0.000	0.000	422.266	4237.424	3242.266
12-2017	0.000	4.305	230.916	0.000	0.000	0.000	396.139	4633.563	3436.260
12-2018	0.000	4.133	230.916	0.000	0.000	0.000	371.056	5004.620	3601.453
12-2019	0.000	3.967	230.916	0.000	0.000	0.000	346.978	5351.597	3741.885
12-2020	0.000	3.809	230.916	0.000	0.000	0.000	323.862	5675.459	3861.048
12-2021	0.000	3.656	230.916	0.000	0.000	0.000	301.671	5977.130	3961.956
12-2022	0.000	3.510	230.916	0.000	0.000	0.000	280.367	6257.498	4047.214
12-2023	0.000	2.050	205.436	0.000	0.000	0.000	260.318	6517.815	4119.178
12-2024	0.000	1.709	200.340	0.000	0.000	0.000	241.869	6759.684	4179.964
S TOT	0.000	153.155	4457.004	0.000	0.000	0.000	6759.684	6759.684	4179.964
AFTER	0.000	20.596	3038.490	0.000	0.000	0.000	2309.228	9068.912	4473.309
TOTAL	0.000	173.751	7495.494	0.000	0.000	0.000	9068.912	9068.912	4473.309

	OIL	GAS
GROSS WELLS	0.0	122.0
GROSS ULT., MB & MMF	43.062	12452.621
GROSS CUM., MB & MMF	21.015	9583.000
GROSS RES., MB & MMF	22.047	2869.621
NET RES., MB & MMF	19.291	2466.819
NET REVENUE, M$	1079.716	15658.442
INITIAL PRICE, $	55.970	6.409
INITIAL N.I., PCT.	87.500	87.500

LIFE, YRS.	50.00
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	100.000

P.W. %	P.W., M$
5.00	5955.408
9.00	4702.751
15.00	3618.992
20.00	3065.550
25.00	2677.933
30.00	2390.951
40.00	1993.168
60.00	1540.203
80.00	1286.065
100.00	1121.709

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

ESTIMATED RESERVES AND FUTURE NE
MOUNTAINEER STATE ENERGY INC.
OIL AND GAS PROPERTIES
IN OHIO AND WEST VIRGINIA
PROVED DEVELOPED NON-PRODUCING RESERVES

DATE : 03/23/2010
TIME : 15:47:28
DBS : Mountain Energy
SETTINGS : SETDATA
SCENARIO : CESMITH09-SEC

R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 12/31/2009

--END-- MO-YEAR -------	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2010	0.000	5.031	0.000	4.402	0.000	6.319	0.000	27.816	27.816
12-2011	0.000	19.105	0.000	16.717	0.000	6.319	0.000	105.637	105.637
12-2012	0.000	30.404	0.000	26.604	0.000	6.319	0.000	168.109	168.109
12-2013	0.000	30.611	0.000	26.784	0.000	6.319	0.000	169.250	169.250
12-2014	0.000	29.080	0.000	25.445	0.000	6.319	0.000	160.788	160.788
12-2015	0.000	27.626	0.000	24.173	0.000	6.319	0.000	152.748	152.748
12-2016	0.000	26.245	0.000	22.964	0.000	6.319	0.000	145.111	145.111
12-2017	0.000	24.933	0.000	21.816	0.000	6.319	0.000	137.855	137.855
12-2018	0.000	23.686	0.000	20.725	0.000	6.319	0.000	130.963	130.963
12-2019	0.000	22.502	0.000	19.689	0.000	6.319	0.000	124.414	124.414
12-2020	0.000	21.377	0.000	18.704	0.000	6.319	0.000	118.194	118.194
12-2021	0.000	20.308	0.000	17.769	0.000	6.319	0.000	112.284	112.284
12-2022	0.000	19.292	0.000	16.881	0.000	6.319	0.000	106.670	106.670
12-2023	0.000	18.328	0.000	16.037	0.000	6.319	0.000	101.336	101.336
12-2024	0.000	17.411	0.000	15.235	0.000	6.319	0.000	96.269	96.269
S TOT	0.000	335.938	0.000	293.946	0.000	6.319	0.000	1857.444	1857.444
AFTER	0.000	121.426	0.000	106.248	0.000	6.319	0.000	671.380	671.380
TOTAL	0.000	457.364	0.000	400.194	0.000	6.319	0.000	2528.824	2528.824

--END-- MO-YEAR -------	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2010	0.000	0.110	0.000	0.000	0.000	400.000	-372.294	-372.294	-353.387
12-2011	0.000	0.418	0.000	0.000	0.000	400.000	-294.781	-667.076	-608.088
12-2012	0.000	0.665	0.000	0.000	0.000	150.000	17.444	-649.631	-597.330
12-2013	0.000	0.670	0.000	0.000	0.000	0.000	168.581	-481.051	-476.473
12-2014	0.000	0.636	0.000	0.000	0.000	0.000	160.152	-320.899	-372.097
12-2015	0.000	0.604	0.000	0.000	0.000	0.000	152.144	-168.755	-281.953
12-2016	0.000	0.574	0.000	0.000	0.000	0.000	144.537	-24.219	-204.102
12-2017	0.000	0.545	0.000	0.000	0.000	0.000	137.310	113.091	-136.867
12-2018	0.000	0.518	0.000	0.000	0.000	0.000	130.444	243.536	-78.801
12-2019	0.000	0.492	0.000	0.000	0.000	0.000	123.922	367.458	-28.652
12-2020	0.000	0.468	0.000	0.000	0.000	0.000	117.726	485.184	14.658
12-2021	0.000	0.444	0.000	0.000	0.000	0.000	111.840	597.024	52.062
12-2022	0.000	0.422	0.000	0.000	0.000	0.000	106.248	703.271	84.365
12-2023	0.000	0.401	0.000	0.000	0.000	0.000	100.935	804.207	112.264
12-2024	0.000	0.381	0.000	0.000	0.000	0.000	95.889	900.095	136.358
S TOT	0.000	7.349	0.000	0.000	0.000	950.000	900.095	900.095	136.358
AFTER	0.000	2.656	0.000	0.000	0.000	0.000	668.724	1568.819	247.666
TOTAL	0.000	10.005	0.000	0.000	0.000	950.000	1568.819	1568.819	247.666

	OIL	GAS
GROSS WELLS	0.0	19.0
GROSS ULT., MB & MMF	0.000	457.364
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	0.000	457.364
NET RES., MB & MMF	0.000	400.194
NET REVENUE, M$	0.000	2528.823
INITIAL PRICE, $	0.000	6.319
INITIAL N.I., PCT.	0.000	87.500

LIFE, YRS.	23.92
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	7.18
DISCOUNTED PAYOUT, YRS.	10.66
UNDISCOUNTED NET/INVEST.	2.65
DISCOUNTED NET/INVEST.	1.29
RATE-OF-RETURN, PCT.	15.35
INITIAL W.I., PCT.	100.000

P.W. %	P.W., M$
5.00	686.431
9.00	314.503
15.00	9.667
20.00	-128.528
25.00	-212.901
30.00	-266.205
40.00	-322.786
60.00	-353.244
80.00	-348.383
100.00	-334.353

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

ESTIMATED RESERVES AND FUTURE NE
MOUNTAINEER STATE ENERGY INC.
OIL AND GAS PROPERTIES
IN OHIO AND WEST VIRGINIA
PROVED UNDEVELOPED RESERVES

DATE : 03/23/2010
TIME : 15:47:29
DBS : Mountain Energy
SETTINGS : SETDATA
SCENARIO : CESMITH09-SEC

RESERVES AND ECONOMICS

AS OF DATE: 12/31/2009

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2010	0.000	141.144	0.000	123.501	0.000	6.490	0.000	801.530	801.530
12-2011	0.000	403.213	0.000	352.812	0.000	6.461	0.000	2279.585	2279.585
12-2012	0.000	620.916	0.000	543.301	0.000	6.443	0.000	3500.713	3500.713
12-2013	0.000	765.638	0.000	669.933	0.000	6.436	0.000	4311.356	4311.356
12-2014	0.000	738.254	0.000	645.972	0.000	6.410	0.000	4140.571	4140.571
12-2015	0.000	522.381	0.000	457.084	0.000	6.384	0.000	2917.944	2917.944
12-2016	0.000	340.624	0.000	298.046	0.000	6.360	0.000	1895.561	1895.561
12-2017	0.000	239.862	0.000	209.879	0.000	6.327	0.000	1327.979	1327.979
12-2018	0.000	199.863	0.000	174.880	0.000	6.319	0.000	1105.069	1105.069
12-2019	0.000	177.538	0.000	155.346	0.000	6.319	0.000	981.632	981.632
12-2020	0.000	160.573	0.000	140.502	0.000	6.319	0.000	887.829	887.829
12-2021	0.000	147.141	0.000	128.748	0.000	6.319	0.000	813.561	813.561
12-2022	0.000	136.184	0.000	119.161	0.000	6.319	0.000	752.979	752.979
12-2023	0.000	127.040	0.000	111.160	0.000	6.319	0.000	702.421	702.421
12-2024	0.000	119.270	0.000	104.361	0.000	6.319	0.000	659.459	659.459
S TOT	0.000	4839.642	0.000	4234.687	0.000	6.394	0.000	27078.186	27078.186
AFTER	0.000	525.358	0.000	459.688	0.000	6.319	0.000	2904.771	2904.771
TOTAL	0.000	5365.000	0.000	4694.375	0.000	6.387	0.000	29982.955	29982.955

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2010	0.000	0.000	5.100	0.000	0.000	1498.000	-701.570	-701.570	-683.616
12-2011	0.000	0.000	24.250	0.000	0.000	2654.000	-398.665	-1100.235	-1055.479
12-2012	0.000	0.000	55.350	0.000	0.000	2943.000	502.363	-597.872	-690.514
12-2013	0.000	0.000	80.700	0.000	0.000	2943.000	1287.657	689.785	205.877
12-2014	0.000	0.000	101.550	0.000	0.000	2601.000	1438.021	2127.806	1131.077
12-2015	0.000	0.000	109.350	0.000	0.000	0.000	2808.594	4936.400	2801.141
12-2016	0.000	0.000	106.350	0.000	0.000	0.000	1789.211	6725.611	3767.554
12-2017	0.000	0.000	103.350	0.000	0.000	0.000	1224.629	7950.240	4368.658
12-2018	0.000	0.000	102.600	0.000	0.000	0.000	1002.469	8952.709	4815.224
12-2019	0.000	0.000	102.600	0.000	0.000	0.000	879.032	9831.741	5171.143
12-2020	0.000	0.000	102.600	0.000	0.000	0.000	785.229	10616.970	5460.142
12-2021	0.000	0.000	102.600	0.000	0.000	0.000	710.961	11327.931	5697.998
12-2022	0.000	0.000	102.600	0.000	0.000	0.000	650.379	11978.310	5895.791
12-2023	0.000	0.000	102.600	0.000	0.000	0.000	599.821	12578.131	6061.616
12-2024	0.000	0.000	102.600	0.000	0.000	0.000	556.859	13134.990	6201.561
S TOT	0.000	0.000	1304.200	0.000	0.000	12639.000	13134.990	13134.990	6201.561
AFTER	0.000	0.000	518.300	0.000	0.000	0.000	2386.470	15521.462	6650.898
TOTAL	0.000	0.000	1822.500	0.000	0.000	12639.000	15521.460	15521.462	6650.898

	OIL	GAS
GROSS WELLS	0.0	43.0
GROSS ULT., MB & MMF	0.000	5365.000
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	0.000	5365.000
NET RES., MB & MMF	0.000	4694.375
NET REVENUE, M$	0.000	29982.955
INITIAL PRICE, $	0.000	6.408
INITIAL N.I., PCT.	0.000	87.500

LIFE, YRS.	22.33
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	3.46
DISCOUNTED PAYOUT, YRS.	3.77
UNDISCOUNTED NET/INVEST.	2.23
DISCOUNTED NET/INVEST.	1.67
RATE-OF-RETURN, PCT.	59.38
INITIAL W.I., PCT.	100.000

P.W. %	P.W., M$
5.00	9917.177
9.00	7182.122
15.00	4608.048
20.00	3256.811
25.00	2322.867
30.00	1654.621
40.00	793.668
60.00	-19.261
80.00	-349.971
100.00	-498.634

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

Schedule 2

MOUNTAINEER STATE ENERGY INC.
OHIO AND WEST VIRGINIA OIL AND GAS PROPERTIES
MAXIMUM TO MINIMUM SUMMARY AS OF DECEMBER 31, 2009

ARIES I.D.	LEASE		STATE	COUNTY	FIELD	GROSS OIL MBO	GROSS GAS MMCF	NET OIL MBO	NET GAS MMCF	WORKING INTEREST	REVENUE INTEREST	CASHFLOW (M$)	DFNR DISC. 10% (M$)
172	MEIGS CO., OHIO - COMPOSIT	1PDP	OH	MEIGS		8.951	2,081.627	7.832	1,821.424	1.000000	0.875000	5,858.034	2,973.514
216	ORISKANY PUD 1	5PUD	WV	JACKSON		0.000	400.000	0.000	350.000	1.000000	0.875000	1,938.200	1,599.702
217	ORISKANY PUD 2	5PUD	WV	JACKSON		0.000	400.000	0.000	350.000	1.000000	0.875000	1,938.200	1,454.275
218	ORISKANY PUD 3	5PUD	WV	JACKSON		0.000	400.000	0.000	350.000	1.000000	0.875000	1,938.200	1,322.068
219	ORISKANY PUD 4	5PUD	WV	JACKSON		0.000	400.000	0.000	350.000	1.000000	0.875000	1,938.200	1,201.880
168	ATHENS CO., OHIO - COMPOSI	1PDP	OH	ATHENS		6.100	383.667	5.338	335.709	1.000000	0.875000	2,411.172	830.046
170	JACKSON CO., WV - COMPOSI	1PDP	WV	JACKSON		0.482	267.837	0.422	205.180	1.000000	0.875000	613.567	527.435
169	ROANE CO., WV - COMPOSITE	1PDP	WV	ROANE		0.000	112.065	0.000	85.800	1.000000	0.875000	131.061	91.422
171	CALHOUN CO., WV - COMPOSI	1PDP	WV	CALHOUN		6.513	24.425	5.699	18.707	1.000000	0.875000	55.077	50.892
174	SHALE PUD 01	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	41.988
186	SHALE PUD 02	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	41.656
187	SHALE PUD 03	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	41.326
188	SHALE PUD 04	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	40.999
189	SHALE PUD 05	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	40.675
190	SHALE PUD 06	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	40.353
191	SHALE PUD 07	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	40.034
192	SHALE PUD 08	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	38.782
193	SHALE PUD 09	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	38.475
194	SHALE PUD 10	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	38.171
195	SHALE PUD 11	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	37.869
196	SHALE PUD 12	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	37.569
197	SHALE PUD 13	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	37.272
198	SHALE PUD 14	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	36.977
199	SHALE PUD 15	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	36.685
200	SHALE PUD 16	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	36.395
201	SHALE PUD 17	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	35.256
202	SHALE PUD 18	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	34.977
203	SHALE PUD 19	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	34.701

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

MOUNTAINEER STATE ENERGY INC.
OHIO AND WEST VIRGINIA OIL AND GAS PROPERTIES
MAXIMUM TO MINIMUM SUMMARY AS OF DECEMBER 31, 2009

ARIES I.D.	LEASE		STATE	COUNTY	FIELD	GROSS OIL MBO	GROSS GAS MMCF	NET OIL MBO	NET GAS MMCF	WORKING INTEREST	REVENUE INTEREST	CASHFLOW (M$)	DFNR DISC. 10% (M$)
204	SHALE PUD 20	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	34.426
205	SHALE PUD 21	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	34.154
206	SHALE PUD 22	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	33.884
207	SHALE PUD 23	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	33.616
208	SHALE PUD 24	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	33.350
209	SHALE PUD 25	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	33.086
210	NO. 191 D D PUD	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	190.413	31.670
211	NO. 197 D D PUD	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	190.413	31.419
212	NO. 199 D D PUD	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	190.413	31.171
213	NO. 222 D D PUD	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	190.413	30.196
214	NO. 237 D D PUD	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	190.413	29.957
215	2009 REWORKS	2PNP	OH	MEIGS		0.000	49.249	0.000	43.093	1.000000	0.875000	171.225	29.233
220	2009 REWORKS	2PNP	OH	MEIGS		0.000	49.069	0.000	42.935	1.000000	0.875000	170.235	28.672
221	2009 REWORKS	2PNP	OH	MEIGS		0.000	48.797	0.000	42.697	1.000000	0.875000	168.735	27.845
222	2009 REWORKS	2PNP	OH	MEIGS		0.000	48.520	0.000	42.455	1.000000	0.875000	167.214	27.035
223	2009 REWORKS	2PNP	OH	MEIGS		0.000	48.241	0.000	42.211	1.000000	0.875000	165.675	26.243
224	2009 REWORKS	2PNP	OH	MEIGS		0.000	47.958	0.000	41.963	1.000000	0.875000	164.115	25.468
225	2009 REWORKS	2PNP	OH	MEIGS		0.000	47.671	0.000	41.712	1.000000	0.875000	162.535	24.708
226	2009 REWORKS	2PNP	OH	MEIGS		0.000	47.380	0.000	41.458	1.000000	0.875000	160.935	23.965
227	2009 REWORKS	2PNP	OH	MEIGS		0.000	47.086	0.000	41.200	1.000000	0.875000	159.314	23.236
228	2009 REWORKS	2PNP	OH	MEIGS		0.000	23.394	0.000	20.470	1.000000	0.875000	78.836	11.262
185	BEREA PUD 9	5PUD	OH	ATHENS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.492
184	BEREA PUD 8	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.504
183	BEREA PUD 7	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.515
182	BEREA PUD 6	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.528
181	BEREA PUD 5	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.540
180	BEREA PUD 4	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.577
179	BEREA PUD 3	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.615

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

MOUNTAINEER STATE ENERGY INC.
OHIO AND WEST VIRGINIA OIL AND GAS PROPERTIES
MAXIMUM TO MINIMUM SUMMARY AS OF DECEMBER 31, 2009

ARIES I.D.	LEASE		STATE	COUNTY	FIELD	GROSS OIL MBO	GROSS GAS MMCF	NET OIL MBO	NET GAS MMCF	WORKING INTEREST	REVENUE INTEREST	CASHFLOW (M$)	DFNR DISC. 10% (M$)
178	BEREA PUD 2	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.654
173	BEREA PUD 1	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.694
					TOTAL PROVED RESERVES	22.047	8,691.986	19.291	7,561.369			26,159.190	11,371.872

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

Schedule 3

MOUNTAINEER STATE ENERGY INC.
OHIO AND WEST VIRGINIA OIL AND GAS PROPERTIES
ALPHABETICAL ONE-LINE SUMMARY AS OF DECEMBER 31, 2009

(SORTED BY LEASE, WELL ID, RESERVE CATEGORY)

ARIES I.D.	LEASE	RES. CAT.	STATE	COUNTY	LOCATION	GROSS OIL MBO	GROSS GAS MMCF	NET OIL MBO	NET GAS MMCF	WORKING INTEREST	REVENUE INTEREST	CASHFLOW (M$)	DFNR DISC 10% (M$)
221	2009 REWORKS	2PNP	OH	MEIGS		0.000	48.797	0.000	42.697	1.000000	0.875000	168.735	27.845
225	2009 REWORKS	2PNP	OH	MEIGS		0.000	47.671	0.000	41.712	1.000000	0.875000	162.535	24.708
228	2009 REWORKS	2PNP	OH	MEIGS		0.000	23.394	0.000	20.470	1.000000	0.875000	78.836	11.262
227	2009 REWORKS	2PNP	OH	MEIGS		0.000	47.086	0.000	41.200	1.000000	0.875000	159.314	23.236
224	2009 REWORKS	2PNP	OH	MEIGS		0.000	47.958	0.000	41.963	1.000000	0.875000	164.115	25.468
226	2009 REWORKS	2PNP	OH	MEIGS		0.000	47.380	0.000	41.458	1.000000	0.875000	160.935	23.965
223	2009 REWORKS	2PNP	OH	MEIGS		0.000	48.241	0.000	42.211	1.000000	0.875000	165.675	26.243
222	2009 REWORKS	2PNP	OH	MEIGS		0.000	48.520	0.000	42.455	1.000000	0.875000	167.214	27.035
220	2009 REWORKS	2PNP	OH	MEIGS		0.000	49.069	0.000	42.935	1.000000	0.875000	170.235	28.672
215	2009 REWORKS	2PNP	OH	MEIGS		0.000	49.249	0.000	43.093	1.000000	0.875000	171.225	29.233
168	ATHENS CO., OHIO - COMPOS	1PDP	OH	ATHENS		6.100	383.667	5.338	335.709	1.000000	0.875000	2,411.172	830.046
173	BEREA PUD 1	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.694
178	BEREA PUD 2	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.654
179	BEREA PUD 3	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.615
180	BEREA PUD 4	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.577
181	BEREA PUD 5	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.540
182	BEREA PUD 6	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.528
183	BEREA PUD 7	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.515
184	BEREA PUD 8	5PUD	OH	MEIGS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.504
185	BEREA PUD 9	5PUD	OH	ATHENS		0.000	85.000	0.000	74.375	1.000000	0.875000	140.976	-1.492
171	CALHOUN CO., WV - COMPOSI	1PDP	WV	CALHOUN		6.513	24.425	5.699	18.707	1.000000	0.875000	55.077	50.892
170	JACKSON CO., WV - COMPOSI	1PDP	WV	JACKSON		0.482	267.837	0.422	205.180	1.000000	0.875000	613.567	527.435
172	MEIGS CO., OHIO - COMPOSIT	1PDP	OH	MEIGS		8.951	2,081.627	7.832	1,821.424	1.000000	0.875000	5,858.034	2,973.514
210	NO. 191 D D PUD	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	190.413	31.670
211	NO. 197 D D PUD	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	190.413	31.419
212	NO. 199 D D PUD	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	190.413	31.171
213	NO. 222 D D PUD	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	190.413	30.196
214	NO. 237 D D PUD	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	190.413	29.957

MOUNTAINEER STATE ENERGY INC.
OHIO AND WEST VIRGINIA OIL AND GAS PROPERTIES
ALPHABETICAL ONE-LINE SUMMARY AS OF DECEMBER 31, 2009

(SORTED BY LEASE, WELL ID, RESERVE CATEGORY)

ARIES I.D.	LEASE	RES. CAT.	STATE	COUNTY	LOCATION	GROSS OIL MBO	GROSS GAS MMCF	NET OIL MBO	NET GAS MMCF	WORKING INTEREST	REVENUE INTEREST	CASHFLOW (M$)	DFNR DISC 10% (M$)
216	ORISKANY PUD 1	5PUD	WV	JACKSON		0.000	400.000	0.000	350.000	1.000000	0.875000	1,938.200	1,599.702
217	ORISKANY PUD 2	5PUD	WV	JACKSON		0.000	400.000	0.000	350.000	1.000000	0.875000	1,938.200	1,454.275
218	ORISKANY PUD 3	5PUD	WV	JACKSON		0.000	400.000	0.000	350.000	1.000000	0.875000	1,938.200	1,322.068
219	ORISKANY PUD 4	5PUD	WV	JACKSON		0.000	400.000	0.000	350.000	1.000000	0.875000	1,938.200	1,201.880
169	ROANE CO., WV - COMPOSITE	1PDP	WV	ROANE		0.000	112.065	0.000	85.800	1.000000	0.875000	131.061	91.422
174	SHALE PUD 01	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	41.988
186	SHALE PUD 02	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	41.656
187	SHALE PUD 03	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	41.326
188	SHALE PUD 04	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	40.999
189	SHALE PUD 05	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	40.675
190	SHALE PUD 06	5PUD	OH	ATHENS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	40.353
191	SHALE PUD 07	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	40.034
192	SHALE PUD 08	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	38.782
193	SHALE PUD 09	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	38.475
194	SHALE PUD 10	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	38.171
195	SHALE PUD 11	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	37.869
196	SHALE PUD 12	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	37.569
197	SHALE PUD 13	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	37.272
198	SHALE PUD 14	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	36.977
199	SHALE PUD 15	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	36.685
200	SHALE PUD 16	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	36.395
201	SHALE PUD 17	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	35.256
202	SHALE PUD 18	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	34.977
203	SHALE PUD 19	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	34.701
204	SHALE PUD 20	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	34.426
205	SHALE PUD 21	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	34.154
206	SHALE PUD 22	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	33.884
207	SHALE PUD 23	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	33.616

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

MOUNTAINEER STATE ENERGY INC.
OHIO AND WEST VIRGINIA OIL AND GAS PROPERTIES
ALPHABETICAL ONE-LINE SUMMARY AS OF DECEMBER 31, 2009

(SORTED BY LEASE, WELL ID, RESERVE CATEGORY)

ARIES I.D.	LEASE	RES. CAT.	STATE	COUNTY	LOCATION	GROSS OIL MBO	GROSS GAS MMCF	NET OIL MBO	NET GAS MMCF	WORKING INTEREST	REVENUE INTEREST	CASHFLOW (M$)	DFNR DISC 10% (M$)
208	SHALE PUD 24	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	33.350
209	SHALE PUD 25	5PUD	OH	MEIGS		0.000	100.000	0.000	87.500	1.000000	0.875000	221.913	33.086
					TOTAL PROVED RESERVES	22.047	8,691.986	19.291	7,561.389			26,159.190	11,371.872

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.